Exhibit 99.1

iCAD Reports Financial Results for First Quarter Ended March 31, 2023

Company to host conference call and webcast today at 4:30 PM ET

NASHUA, N.H. – May 15, 2022 – iCAD, Inc. (NASDAQ: ICAD), a global medical technology leader providing innovative cancer detection and therapy solutions, today reported its financial and operating results for the three months ended March 31, 2023.

Highlights:

●

Body of evidence supporting iCAD’s technologies grows, with compelling new research supporting Company’s Breast AI Suite and Xoft presented at key industry tradeshows and published in peer-reviewed journals

●	Leadership team strengthened with seasoned executives poised to accelerate key initiatives in the Company’s strategic expansion
●

Company implemented a number of strategic changes, including continued cost reduction measures to align and streamline cost base, reducing annualized expenses by $4.3 - $4.6 million and annualized cash burn by $4.9 - $5.2 million, putting Company on track to achieve profitability exiting 2024

“We are making bold moves to rapidly transform this Company, with a focus on preserving cash and building a defensible and competitive long-term strategy that diversifies our revenue stream and smooths out our customer concentration. Demand for our technology continues to be strong and the body of evidence supporting it continues to grow, with compelling new research supporting ProFound AI Detection, ProFound AI Risk and the Xoft System published in peer-reviewed journals and presented at key industry tradeshows last quarter,” said Dana Brown, President and CEO of iCAD, Inc.

“We are continuing to fortify our team with the addition of several seasoned executives who will accelerate key initiatives in the Company’s strategic plan, including forging new and strategic relationships that will ensure our continued success, such as partnerships with patient advocacy groups, pharmaceutical companies, and payer organizations. I am confident that their unique skillsets and contributions will be invaluable to our progress, as we work to scale the impact of our AI solutions and revolutionize patient care worldwide,” said Ms. Brown.

“With a continued focus on creating runway, preserving cash and building a defensible and competitive long-term strategy, we are currently going through a rigorous and thoughtful process to evaluate a range of growth opportunities to diversify our revenue stream and expand access to our technology to more customers and patients worldwide. I remain optimistic about the Company and its future, and I am confident that we are taking the right steps to ensure continued growth and create additional shareholder value,” said Ms. Brown.

Three Months Ended March 31, 2023 Financial Results

Total Detection and Therapy revenue for the first quarter of 2023 was $5.8 million, a decrease of $1.7 million, or 23%, as compared to the first quarter of 2022.

(in 000’s)	Three months ended March 31,
	2023	2022	$ Change	% Change
Product revenue	$2,744	$4,560	$(1,816)	-39.8%
Service and supplies revenue	3,034	2,963	71	2.4%
Total revenue	$5,778	$7,523	$(1,745)	-23.2%

Revenue: Cancer Detection revenue for the first quarter of 2023, which includes the Company’s mammography and breast density products, and the associated service and supplies revenue, was $4.3 million, a decrease of 22%, as compared to the first quarter of 2022. Therapy revenue for the first quarter of 2023, which includes Xoft® Axxent® eBx® System® sales, as well as the associated service and supplies revenue, was $1.4 million, a decrease of 28%, as compared to the first quarter of 2022.

(in 000’s)	Three months ended March 31,
	2023	2022	$ Change	% Change
Detection revenue
Product revenue	$2,460	$3,864	$(1,404)	-36.3%
Service and supplies revenue	1,874	1,657	217	13.1%
Detection revenue	$4,334	$5,521	$(1,187)	-21.5%
Therapy revenue
Product revenue	$284	$696	$(412)	-59.2%
Service and supplies revenue	1,160	1,306	(146)	-11.2%
Therapy revenue	$1,444	$2,002	$(558)	-27.9%
Total revenue	$5,778	$7,523	$(1,745)	-23.2%

Gross Profit: Gross profit for the first quarter of 2023 was $4.1 million, or 71% of revenue, as compared to $5.3 million, or 71% of revenue, in the first quarter of 2022.

Operating Expenses: Total operating expenses for the first quarter of 2023 were $7.7 million, a 12% decrease from $8.8 million in the first quarter of 2022.

GAAP Net Loss: Net loss for the first quarter of 2023 was ($3.8) million, or ($0.15) per diluted share, as compared to a net loss of ($3.5) million, or ($0.14) per diluted share, for the first quarter of 2022.

Non-GAAP Adjusted Net Loss: Non-GAAP Adjusted Net Loss, a non-GAAP financial measure as defined below, for the first quarter of 2023 was ($3.6) million, or ($0.14) per diluted share, as compared to a Non-GAAP Adjusted Net Loss of ($3.5) million, or ($0.14) per diluted share, for the first quarter of 2022. Please refer to the section entitled “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures” and the accompanying financial table included at the end of this release for a reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Loss results for the three-month periods ended March 31, 2023 and 2022, respectively.

Non-GAAP Adjusted EBITDA: Non-GAAP Adjusted EBITDA, a non-GAAP financial measure as defined below, for the first quarter of 2023 was a loss of ($3.0) million compared to a loss of $(2.7) million in the first quarter of 2022. Please refer to the section entitled “Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures” and the accompanying financial table included at the end of this release for a reconciliation of GAAP Net Loss to Non-GAAP Adjusted EBITDA results for the three-month periods ended March 31, 2023 and 2022, respectively.

Conference Call

Monday, May 15 at 4:30 PM ET

Domestic:	877-545-0523
International:	973-528-0016
Conference ID:	380859
Webcast:	https://www.webcaster4.com/Webcast/Page/2879/48223

Use of Non-GAAP Financial Measures

In its quarterly news releases, conference calls, slide presentations or webcasts, the Company may use or discuss non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measures most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in this press release after the condensed consolidated financial statements. When analyzing the Company’s operating performance, investors should not consider these non-GAAP measures as a substitute for the comparable financial measures prepared in accordance with GAAP. The Company’s quarterly news releases containing such non-GAAP reconciliations can be found on the Investors section of the Company’s website at www.icadmed.com.

About iCAD, Inc.

Headquartered in Nashua, NH, iCAD is a global medical technology leader providing innovative cancer detection and therapy solutions. For more information, visit www.icadmed.com.

Forward-Looking Statements

Certain statements contained in this News Release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the expansion of access to the Company’s products, improvement of performance, acceleration of adoption, expected benefits of ProFound AI®, the benefits of the Company’s products, and future prospects for the Company’s technology platforms and products. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited, to the Company’s ability to achieve business and strategic objectives, the willingness of patients to undergo mammography screening in light of risks of potential exposure to Covid-19, whether mammography screening will be treated as an essential procedure, whether ProFound AI will improve reading efficiency, improve specificity and sensitivity, reduce false positives and otherwise prove to be more beneficial for patients and clinicians, the impact of supply and manufacturing constraints or difficulties on our ability to fulfill our orders, uncertainty of future sales levels, to defend itself in litigation matters, protection of patents and other proprietary rights, product market acceptance, possible technological obsolescence of products, increased competition, government regulation, changes in Medicare or other reimbursement policies, risks relating to our existing and future debt obligations, competitive factors, the effects of a decline in the economy or markets served by the Company; and other risks detailed in the Company’s filings with the Securities and Exchange Commission. The words “believe,” “demonstrate,” “intend,” “expect,” “estimate,” “will,” “continue,” “anticipate,” “likely,” “seek,” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. The Company is under no obligation to provide any updates to any information contained in this release. For additional disclosure regarding these and other risks faced by iCAD, please see the disclosure contained in our public filings with the Securities and Exchange Commission, available on the Investors section of our website at http://www.icadmed.com and on the SEC’s website at http://www.sec.gov.

Media Inquiries:

Jessica Burns, iCAD

+1-201-423-4492

jburns@icadmed.com

Investor Inquiries:

iCAD Investor Relations

ir@icadmed.com

iCAD, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except for share data)

(Unaudited)

	March 31,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$19,663	$21,313
Trade accounts receivable, net of allowances for credit losses of $922 as of both March 31, 2023 and December 31, 2022	7,381	8,898
Inventory, net	4,866	5,389
Prepaid expenses and other current assets	2,292	2,641
Total current assets	34,202	38,241
Property and equipment, net of accumulated depreciation of $2,151 and 2,135 as of March 31, 2023 and December 31, 2022, respectively	1,153	1,074
Operating lease assets	3,200	3,361
Other assets	55	69
Intangible assets, net of accumulated amortization of $8,980 and $8,932 as of March 31, 2023 and December 31, 2022, respectively	436	482
Goodwill	8,362	8,362
Deferred tax assets	111	116
Total assets	$47,519	$51,705
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,888	$1,973
Accrued and other expenses	4,213	4,681
Lease payable—current portion	569	582
Deferred revenue—current portion	6,211	6,216
Total current liabilities	12,881	13,452
Lease payable, net of current	2,639	2,803
Deferred revenue, net of current	283	542
Deferred tax	6	6
Total liabilities	15,809	16,803
Commitments and Contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value: authorized 1,000,000 shares; none issued.	—	—
Common stock, $0.01 par value: authorized 60,000,000 shares; issued 25,446,578 as of both March 31, 2023 and December 31, 2022
Outstanding 25,260,576 as of both March 31, 2023 and December 31, 2022	254	254
Additional paid-in capital	303,485	302,899
Accumulated deficit	(270,614)	(266,836)
Treasury stock at cost, 185,831 shares as of both March 31, 2023 and December 31, 2022	(1,415)	(1,415)
Total stockholders’ equity	31,710	34,902
Total liabilities and stockholders’ equity	$47,519	$51,705

iCAD, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(In thousands, except for per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Revenue:
Products	$2,744	$4,560
Service and supplies	3,034	2,963
Total revenue	5,778	7,523
Cost of revenue:
Products	586	1,087
Service and supplies	993	1,049
Amortization and depreciation	69	75
Total cost of revenue	1,648	2,211
Gross profit	4,130	5,312
Operating expenses:
Engineering and product development	2,281	2,275
Marketing and sales	2,857	3,565
General and administrative	2,862	2,931
Amortization and depreciation	55	63
Total operating expenses	8,055	8,834
Loss from operations	(3,925)	(3,522)
Other income/ (expense):
Interest expense	—	(9)
Interest income	150	—
Other income (expense), net	2	(13)
Other income (expense), net	152	(22)
Loss before provision for income taxes	(3,773)	(3,544)
Benefit (Provision) for tax expense	(5)	(1)
Net loss and comprehensive loss	$(3,778)	$(3,545)
Net loss per share:
Basic and diluted	$(0.15)	$(0.14)
Weighted average number of shares used in computing loss per share:	25,261	25,160

iCAD, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	For the Three Months ended
	March 31,
	2023	2022
Cash flow from operating activities:
Net loss	$(3,778)	$(3,545)
Adjustments to reconcile net loss to net cash used for operating activities:
Amortization	46	53
Depreciation	78	86
Non-cash lease expense	161	200
Bad debt provision	—	305
Stock-based compensation	586	655
Deferred tax	5	1
Changes in operating assets and liabilities:
Accounts receivable	1,517	(1,723)
Inventory	523	(565)
Prepaid and other assets	363	653
Accounts payable	(120)	(84)
Accrued and other expenses	(468)	(514)
Lease liabilities	(177)	(214)
Deferred revenue	(264)	243
Total adjustments	2,250	(904)
Net cash used for operating activities	(1,528)	(4,449)
Cash flow from investing activities:
Additions to patents, technology and other	—	(10)
Additions to property and equipment	(122)	(151)
Net cash used for investing activities	(122)	(161)
Cash flow from financing activities:
Proceeds from option exercises pursuant to stock option plans	—	66
Proceeds from issuance of common stock pursuant to Employee Stock Purchase Plans	—	60
Net cash provided by financing activities	—	126
(Decrease) increase in cash and cash equivalents	(1,650)	(4,484)
Cash and cash equivalents, beginning of period	21,313	34,282
Cash and cash equivalents, end of period	$19,663	$29,798
Supplemental disclosure of cash flow information:
Interest paid	$—	$9

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Measures

The Company reports its financial results in accordance with United States generally accepted accounting principles, or GAAP. However, management believes that in order to understand the Company’s short-term and long-term financial and operational trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. Management also uses results of operations before such items to evaluate the operating performance of the Company and compare it against past periods, make operating decisions, and serve as a basis for strategic planning. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in the Company’s ongoing business by eliminating certain non-cash expenses and other items that management believes might otherwise make comparisons of the Company’s ongoing business with prior periods more difficult, obscure trends in ongoing operations or reduce management’s ability to make useful forecasts. Management believes that these non-GAAP financial measures provide additional means of evaluating period-over-period operating performance. In addition, management understands that some investors and financial analysts find this information helpful in analyzing the Company’s financial and operational performance and comparing this performance to its peers and competitors.

Management defines “Non-GAAP Adjusted EBITDA” as the sum of GAAP Net Loss before provisions for interest expense, other income, stock-based compensation expense, depreciation and amortization, tax expense, severance, gain on sale of assets, loss on disposal of assets, acquisition and litigation related expenses. Management considers this non-GAAP financial measure to be an indicator of the Company’s operational strength and performance of its business and a good measure of its historical operating trends, in particular the extent to which ongoing operations impact the Company’s overall financial performance.

The non-GAAP financial measures do not replace the presentation of the Company’s GAAP financial results and should only be used as a supplement to, not as a substitute for, the Company’s financial results presented in accordance with GAAP. The Company has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure.

Management excludes each of the items identified below from the applicable non-GAAP financial measure referenced above for the reasons set forth with respect to that excluded item:

•

Interest expense: The Company excludes interest expense which includes interest from the facility agreement, interest on capital leases and interest on the convertible debentures from its non-GAAP Adjusted EBITDA calculation.

•

Stock-based compensation expense: excluded as these are non-cash expenses that management does not consider part of ongoing operating results when assessing the performance of the Company’s business, and also because the total amount of expense is partially outside of the Company’s control as it is based on factors such as stock price volatility and interest rates, which may be unrelated to our performance during the period in which the expense is incurred.

•

Amortization and Depreciation: Purchased assets and intangibles are amortized over a period of several years and generally cannot be changed or influenced by management after they are acquired. Accordingly, these non-cash items are not considered by management in making operating decisions, and management believes that such expenses do not have a direct correlation to future business operations. Thus, including such charges does not accurately reflect the performance of the Company’s ongoing operations for the period in which such charges are incurred.

•

Severance and Furlough: The Company has incurred severance and furlough expenses in connection with restructuring and in connection with the separation of its former CEO.  The Company excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items can vary significantly and do not reflect expected future operating expenses. In addition, management believes that such items do not have a direct correlation to future business operations.

•

Loss on fair value of convertible debentures. The Company excludes this non-cash item as it is not considered by management in making operating decisions, and management believes that such item does not have a direct correlation to future business operations.

•

Litigation related: These expenses consist primarily of settlement, legal and other professional fees related to litigation. The Company excludes these costs from its non-GAAP measures primarily because the Company believes that these costs have no direct correlation to the core operations of the Company.

•

Loss on extinguishment of debt: The Company excludes this non-cash item as it is not considered by management in making operating decisions, and management believes that such item does not have a direct correlation to future business operations.

On occasion in the future, there may be other items, such as loss on extinguishment of debt, significant asset impairments, restructuring charges or significant gains or losses from contingencies that the Company may exclude if it believes that doing so is consistent with the goal of providing useful information to investors and management.

Non-GAAP Adjusted EBITDA

Set forth below is a reconciliation of the Company’s “Non-GAAP Adjusted EBITDA”

(Unaudited)

(In thousands except for per share data)

	Three Months Ended March 31,
	2023	2022
GAAP Net Loss	$(3,778)	$(3,545)
Interest expense	—	9
Interest income	(150)	—
Other expense	(2)	13
Stock compensation	586	655
Depreciation & amortization	124	139
Severance and Furlough	172	—
Tax expense	5	1
Non-GAAP Adjusted EBITDA	$(3,043)	$(2,728)

	Three Months Ended March 31,
	2023	2022
GAAP Net Loss	$(3,778)	$(3,545)
Adjustments to Net Loss:
Severance and Furlough	172	—
Non-GAAP Adjusted Net Loss	$(3,606)	$(3,545)
Net Loss per share—basic and diluted
GAAP Net Loss per share	$(0.15)	$(0.14)
Adjustments to Net Loss (as detailed above)	0.01	—
Non-GAAP Adjusted Net Loss per share	$(0.14)	$(0.14)